Page 13 of 13 Pages

                                    EXHIBIT A

                             JOINT FILING AGREEMENT

               The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock of Information Analysis Incorporated as of April 3, 1998 is, and any amendments thereto (including amendments on Schedule
13D) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.

Date:  April 3, 1998          WHITE ROCK CAPITAL PARTNERS, L.P.

                              By:  White Rock Capital Management, L.P.
                                   Its General Partner

                              By:  White Rock Capital, Inc.
                                   Its General Partner

                                   By:  /S/ THOMAS U. BARTON
                                        ---------------------------------------
                                        Thomas U. Barton
                                        President


Date:  April 3, 1998          WHITE ROCK CAPITAL MANAGEMENT. L.P.

                              By:  White Rock Capital Inc.
                                   Its General Partner

                                   By:  /S/ THOMAS U. BARTON
                                        ---------------------------------------
                                        Thomas U. Barton
                                        President


Date:  April 3, 1998          WHITE ROCK CAPITAL, INC.

                              By:  /S/ THOMAS U. BARTON
                                   --------------------------------------------
                                   Thomas U. Barton
                                   President


Date:  April 3, 1998          /S/ THOMAS U. BARTON
                              -------------------------------------------------
                              Thomas U. Barton


Date:  April 3, 1998          /S/ JOSEPH U. BARTON
                              -------------------------------------------------
                              Joseph U. Barton